Comerica Incorporated Third Quarter 2024 Financial Review October 18, 2024 This presentation, & other Comerica written & oral communications, include statements that are not historical facts but rather are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “achieve, anticipate, aspire, assume, believe, can, commit, confident, continue, could, designed, enhances, estimate, expect, feel, forecast, forward, future, goal, grow, guidance, guide, initiative, intend, look forward, maintain, may, might, mission, model, objective, opportunity, outcome, on track, outlook, plan, position, potential, project, propose, remain, risk, seek, should, signs, strategy, strive, target, trajectory, trend, until, well-positioned, will, would” or similar expressions, as they relate to Comerica, or to economic, market or other environmental conditions or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs & assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation & do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans & objectives of Comerica's management for future or past operations, products or services, & forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments & subsidiaries as well as estimates of credit trends & global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events & are subject to risks & uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; & declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary & fiscal policies; fluctuations in interest rates & their impact on deposit pricing; & transitions away from the Bloomberg Short-Term Bank Yield Index towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding & liquidity; reductions in Comerica's credit rating; & the interdependence of financial service companies & their soundness); technology risks (cybersecurity risks & heightened legislative & regulatory focus on cybersecurity & data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal & regulatory proceedings or determinations; losses due to fraud; & controls & procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; & the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently & effectively develop, market & deliver new products & services; competitive product & pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies & business initiatives; management's ability to maintain & expand customer relationships; management's ability to retain key officers & employees; & any future strategic acquisitions or divestitures); & other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies, processes & management estimates; the volatility of Comerica’s stock price; & that an investment in Comerica’s equity securities is not insured or guaranteed by the FDIC). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities & Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 14 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Safe Harbor Statement 2©2024, Comerica Inc. All rights reserved.

3©2024, Comerica Inc. All rights reserved. Celebrated Comerica’s 175th Anniversary 3Q24 Review Leveraging our strong legacy & investing in a promising future Strong Average Deposits ($ in billions) Growth in Tangible Book Value1 (per share; period-end) Positive Net Interest Income Trends ($ in millions) Consistently Low Net Charge-Offs (% of total loans) 0.09% 0.08% 2Q24 3Q24 3Q24 Financial Highlights $533 $534 2Q24 3Q24 1% 23% 0.2% 1Refer to reconciliation of non-GAAP financial measures in appendix 2Refer to slide 21 for more information relating to BSBY +1.3% in 3Q ex. BSBY2 $63.1 $63.9 2Q24 3Q24 $38.65 $47.69 2Q24 3Q24 3Q24 Results Favorable deposit & net interest income trends, prudent credit discipline & increasingly strong capital position 1Includes gains/(losses) related to deferred comp asset returns of $(3MM) 3Q23, $0.5MM 2Q24, $4MM 3Q24 in noninterest income & $(2MM) 3Q23, $2MM 2Q24, $6MM 3Q24 in noninterest expense 2Diluted earnings per common share 3Refer to reconciliation of non-GAAP financial measures in appendix 4Noninterest expenses as a percentage of the sum of net interest income & noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares & changes in the value of shares obtained through monetization of warrants 53Q24 estimated (millions, except per share data) 3Q24 2Q24 3Q23 Change From 2Q24 3Q23 Average loans $50,861 $51,071 $53,987 $(210) $(3,126) Average deposits 63,896 63,055 65,883 841 (1,987) Net interest income 534 533 601 1 (67) Provision for credit losses 14 -- 14 14 -- Noninterest income1 277 291 295 (14) (18) Noninterest expenses1 562 555 555 7 7 Provision for income tax 51 63 76 (12) (25) Net income 184 206 251 (22) (67) Earnings per share2 $1.33 $1.49 $1.84 $(0.16) $(0.51) Adjusted Earnings per share2,3 1.37 1.53 1.76 $(0.16) $(0.39) Efficiency Ratio4 68.80% 67.77% 61.86% CET15 11.97% 11.55% 10.80% Key Performance Drivers 3Q24 compared to 2Q24 • Average loans decreased modestly, driven primarily by decline in National Dealer Services • 1.3% growth in average deposits with increases across most business lines • Reported net interest income up slightly; excluding the impact from BSBY cessation, net interest income grew $7MM with higher Fed balances & strong customer deposits offsetting lower loans; net interest margin decreased 6bps • Low net charge-offs of 8 bps; reserve ratio increased to 1.43% reflecting lower loan balances & relatively consistent credit trends • Noninterest income negatively impacted by noncustomer income, largely Visa Class B share related income & lower risk management hedging income due to shift in forward curve (offset in net interest income) • Noninterest expenses well managed with higher salaries & benefits offsetting lower FDIC expense reflecting special assessment accrual adjustment • Conservative approach to capital; maintained CET1 well above our 10% strategic target 4©2024, Comerica Inc. All rights reserved.

Loans Inflationary pressures, elevated rates & economic uncertainty drove muted demand 3Q24 compared to 2Q24 1See Quarterly Average Loans slide for more details 2See Commercial Real Estate slide for more details Loans ($ in billions) Average loans decreased $0.2B1, or 0.4% - $234MM National Dealer Services - $179MM Corporate Banking + $157MM Commercial Real Estate2 + $135MM Environmental Services Pipeline remained consistently strong throughout 3Q24 5©2024, Comerica Inc. All rights reserved. Loan Yields % Average Balances Monthly Average Balances Loan Commitments Flattening Following 2023 Strategic Rationalization Efforts (period-end; $ in billions) 55.5 53.7 50.9 50.0 49.5 47% 48% 49% 50% 50% 3Q23 4Q23 1Q24 2Q24 3Q24 Utilization 54.0 52.8 51.4 51.1 50.9 51.3 50.6 50.7 6.34 6.38 6.33 6.32 6.24 3Q23 4Q23 1Q24 2Q24 3Q24 Jul-24 Aug-24 Sep-24 65.9 66.0 65.3 63.1 63.9 62.5 63.1 2.90 3.12 3.28 3.23 3.31 3Q23 4Q23 1Q24 2Q24 3Q24 2Q24 3Q24 Deposits Strategic focus & strong customer activity drove growth in average interest-bearing balances 3Q24 compared to 2Q24 1Interest costs on interest-bearing deposits Deposit Rate1 % Average Balances ($ in billions) Average deposits increased $0.8B, or 1.3% + $364MM Equity Fund Services + $336MM Brokered Time Deposits + $213MM General Middle Market + $194MM Corporate Banking + $140MM Commercial Real Estate - $365MM Retail Bank • Average interest-bearing increase of $1.8B; Average noninterest- bearing decline of $1.0B • 3Q24 average NIB at 38% of total deposits, impacted by success in growing interest-bearing deposits & cyclical pressure on NIB balances Period-end deposits increased $0.6B, or 1.0%, including a $0.9B decline in Brokered Time Deposits 6©2024, Comerica Inc. All rights reserved. Period-end Balances ($ in billions) 38%39% Noninterest-bearing (NIB) Interest-bearing (IB)

Securities Portfolio 24% improvement in AOCI from 2Q24; expect future maturities to enhance earnings power 9/30/24 Totals shown in graph above may not foot due to rounding 1Outlook for legacy portfolio as of 10/18/24 assuming 9/30/24 forward curve 2Amortized cost reflects securities at par net of repayments & remaining unaccreted discount or premium 3Estimated as of 9/30/24 Period-end 3Q24 portfolio increased $0.2B - $331MM MBS payments & -$185MM Treasury maturities + $701MM fair value change (pre-tax) & -$4MM net premium/amortization • Average 3Q24 portfolio increased $130MM • 4Q24: Estimated repayments ~$313MM MBS1 • Duration of 5.6 years3 • Extends to 6.5 years under +200bps instantaneous rate increase3 • Net securities-related AOCI unrealized loss decreased to $1.7B (after tax); expect unrealized loss to decline ~16% by 1Q261 Consistent Portfolio Strategy • Utilize natural portfolio attrition as liquidity source • Pledge portfolio as collateral to access wholesale funding as needed • 100% of portfolio is available-for-sale • Modest treasury reinvestments planned in FY24 to maintain collateral requirements • Expect non-treasury reinvestment potentially to resume ~year-end 2024 ©2024, Comerica Bank. All rights reserved. 7 Repayments created liquidity (period-end; $ in billions) 12.4 16.3 16.9 16.2 15.7 15.9 15.4 13.6 13.4 0.1 3.6 2.7 2.9 3.0 2.3 2.1 1.9 1.9 12.3 20.0 19.5 19.2 18.6 18.1 17.5 15.5 15.3 4Q19 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 4Q25 1Q26 Valuation Adjustment Fair Value (Reported on Balance Sheet) Amortized Cost Without Reinvestment1 2 601 584 548 533 534 2.84 2.91 2.80 2.86 2.80 3Q23 4Q23 1Q24 2Q24 3Q24 Net Interest Income Higher Fed balances & strong customer deposits reduced borrowings & offset softer loan balances 3Q24 compared to 2Q24 1See BSBY Cessation Impacts slide for more details Net Interest Income ($ in millions) $533MM 2Q24 2.86% - 5MM - 6MM - 5MM - 2MM + 8MM Loans Portfolio dynamics & nonaccrual Lower balances Lower short-term rates One more day - 0.06 - 0.04 - 0.01 - 0.01 - 0.00 - 2MM Securities Portfolio + 0.01 + 18MM Fed Deposits + 0.04 - 25MM - 16MM - 6MM - 3MM Deposits Interest-bearing balances & mix Rates One more day - 0.12 - 0.08 - 0.04 - 0.00 + 15MM + 9MM + 5MM + 1MM Wholesale Funding FHLB advances Medium & long-term debt Rates, incl. swaps + 0.07 + 0.04 + 0.02 + 0.01 $534MM 3Q24 2.80% 8©2024, Comerica Inc. All rights reserved. Additional Variance Detail Relative to 2Q BSBY Cessation: ($6MM) negative impact to Net Interest Income1 & (3bps) on the NIM with impacts of hedging program accounted for within loan rate impact Net impact due to rates: ($7MM) on Net Interest Income & (4bps) on the NIM Net Interest Margin %

Interest Rate Sensitivity Well positioned to insulate income as rates decline 9/30/24 1Received fix/pay floating swaps; maturities extend through 3Q30; Table reflects the ultimate swaps average notional balances & weighted average yields post CME LIBOR & BSBY transitions for terms of current & forward starting swaps currently under contract & assumes no future termination 2See BSBY Cessation Impacts slide for more details 3For methodology see Company’s Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes September 2024 average balances 9©2024, Comerica Inc. All rights reserved. Swaps as of 9/30/241 ($ in billions; average; weighted average yield) • No new swaps added in 3Q24; $250MM forward starting swap went into effect 7/1/24 • Net unrealized swap losses in AOCI decreased 70% or $573MM to $242MM at 9/30/24 (after-tax) • BSBY cessation & swap re-designation does not impact above table2 Estimated 12-Month Net Interest Income Impact Relative to Baseline 100 bps gradual decrease $9MM 100 bps gradual decrease & 60% incremental beta $31MM 100 bps gradual increase -$21MM 100 bps gradual increase & 60% incremental beta -$50MM Sensitivity Analysis as of 9/30/24 Rates UP Rates DOWN Loan Balances Modest increase Modest decrease Deposit Balances Moderate decrease Moderate increase Deposit Beta ~47% per incremental change Securities Portfolio Partial reinvestment of cash flows Hedging (Swaps) No additions modeled 9/30/24 Model Assumptions3 100 bps (50 bps avg) gradual, non-parallel rise 22.4 23.6 23.0 20.1 15.0 9.8 4.6 0.8 2.38% 2.50% 2.57% 2.68% 2.72% 2.85% 2.95% 2.97% FY23 FY24 FY25 FY26 FY27 FY28 FY29 FY30 154 178 217 226 250 0.29 0.34 0.43 0.44 0.50 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 3Q23 4Q23 1Q24 2Q24 3Q24 NPA/Loans % Credit Quality Overall trends consistent with strong 2Q24; expect future migration to be manageable 3Q24 compared to 2Q24 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2A portion of the TLS portfolio is also considered Leveraged & also reflected in the Leveraged data Nonperforming Assets Well Below Historical Averages ($ in millions) Stable Criticized Loan Balances1 ($ in millions) 736 728 728 717 720 1.38 1.40 1.43 1.38 1.43 - 1.00 2.00 3.00 4.00 5.00 6.00 3Q23 4Q23 1Q24 2Q24 3Q24 ACL/Loans % Slight Increase in Allowance for Credit Losses ($ in millions) 2,290 2,405 2,688 2,430 2,417 4.3 4.6 5.3 4.7 4.8 - 2.00 4.00 6.00 8.00 10.00 12.00 3Q23 4Q23 1Q24 2Q24 3Q24 Criticized/Loans % 10©2024, Comerica Inc. All rights reserved. Low Net Charge-Offs (Recoveries) ($ in millions) Portfolios with Incremental Monitoring 3Q24 2Q24 Business Line or Portfolio 9/30 Loans % of Total Loans % Criticized 6/30 Loans % of Total Loans % Criticized Commercial Real Estate Business Line $10.5B 20.8% 4.5% $10.3B 19.9% 4.3% Leveraged $2.6B 5.2% 10.0% $2.9B 5.6% 9.1% Automotive Production $0.9B 1.7% 10.7% $0.9B 1.6% 9.7% Senior Housing $0.7B 1.4% 44.3% $0.8B 1.5% 41.4% TLS2 $0.6B 1.2% 21.1% $0.7B 1.4% 23.7% 6 20 14 11 11 0.05 0.15 0.10 0.09 0.08 (0.20) (0.15) (0.10) (0.05) - 0.05 0.10 0.15 0.20 0.25 0.30 3Q23 4Q23 1Q24 2Q24 3Q24 NCO/Loans %

Noninterest Income Lower non-customer income offset growth in several customer-related categories 3Q24 compared to 2Q24 1Includes Risk management hedging income related to price alignment (PA) income received for Comerica’s centrally cleared risk management positions $17MM 3Q23, $18MM 4Q23, $13MM 1Q24, $17MM 2Q24, $8MM 3Q24; Includes Credit Valuation Adjustment (CVA) ($2MM) 3Q23, ($0.2MM) 4Q23, $0.4MM 1Q24, ($0.1MM) 2Q24, ($1MM) 3Q24; Includes gains/(losses) related to deferred comp asset returns of ($3MM) 3Q23, $8MM 4Q23, $6MM 1Q24, $0.5MM 2Q24, $4MM 3Q24 Noninterest Income1 ($ in millions) 295 198 236 291 277 3Q23 4Q23 1Q24 2Q24 3Q24 Decreased $14MM - $11MM Visa Class B shares related income (payment for dilutive adjustments in 3Q24 compared to derivative gain for exchange program in 2Q24) - $10MM risk management hedging income (primarily PA)* + $3MM deferred compensation asset returns (offset in noninterest expenses) + $2MM capital markets income 11©2024, Comerica Inc. All rights reserved. *Driver for Lower 3Q24 Risk Management Hedging Income (Price Alignment): • Lower forward curve improved AOCI & reduced the amount of cash held with the CME (central clearing party for derivatives) for cash flow hedges • Reallocating cash from CME to temporary investments at the Fed lowered price alignment income (risk management noninterest income) by ~$8.5MM & increased net interest income 555 718 603 555 562 61.9 91.9 76.9 67.8 68.8 3Q23 4Q23 1Q24 2Q24 3Q24 Efficiency Ratio % Noninterest Expenses1 ($ in millions) Noninterest Expenses Committed to driving efficiency 3Q24 compared to 2Q24 1Includes modernization & expense recalibration initiatives ($14MM) 3Q23, $21MM 4Q23; FY23 $31MM; $1MM 1Q24, $2MM 2Q24, $2MM 3Q24; Includes gains/(losses) related to deferred comp plan of ($3MM) 3Q23, $8MM 4Q23, $6MM 1Q24, $2MM 2Q24, $6MM 3Q24; Variance may not foot due to rounding Increased $7MM + $12MM salaries & benefits + $4MM deferred compensation expense (mostly offset in other noninterest income) + $3MM staff additions + $2MM additional day in the quarter + $2MM incentive compensation + $2MM stock-based compensation + $2MM occupancy expense + $1MM other noninterest expense + $3MM operational losses - $2MM consulting - $8MM FDIC insurance (primarily driven by 3Q24 special assessment accrual adjustment compared to 2Q24 expense) 12©2024, Comerica Inc. All rights reserved. Notable Items in 3Q results • FDIC: $4MM accrual adjustment related to special FDIC assessment • Modernization: $2MM expense related to modernization & expense recalibration initiatives

(2.0) (2.2) (2.3) (1.7) (0.6) (0.8) (0.8) (0.2) (0.4) (0.4) (0.4) (0.4) 4Q23 1Q24 2Q24 3Q24 Securities Swaps Pension 6.49% 8.01% 2Q24 3Q24 Capital Management 32% AOCI improvement; conservative approach drove capital further above ~10%1 CET1 target 9/30/24 1Outlook as of 10/18/24 23Q24 estimated 3Considers AOCI for securities & pension & related RWA benefit utilizing 9/30/24 risk weighting. Does not assume other potential Basel III Endgame impacts (such as market risk, operational risk & changes to standard counter-party risk). 4Refer to reconciliation of non-GAAP financial measures in appendix 5Represents the impact of $2.4B in AOCI on common equity & $2.0B in corresponding impacts to total assets 11.55% 11.97% 7.0% 2Q24 3Q24 CET12 Tier 12 12.08% 12.51% 8.5% 2Q24 3Q24 Regulatory Minimum + Capital Conservation Buffer (CCB) 13©2024, Comerica Inc. All rights reserved. 5.8 7.0 2Q24 3Q24 Common Equity ($ in billions; period-end) Tangible Common Equity Ratio4 7.24% 8.75% 2Q24 3Q24 Common Equity Ratio Accumulated Other Comprehensive Income ($ in billions) Scenarios Est. AOCI Increase / (Decrease) Rate shock + 100 bps Static balances ($1.2B) Rates shock - 100 bps Static balances $1.3B Estimated Change in AOCI Derived Simulated Sensitivity Analysis for Securities & Swap Portfolios 3Q24: AOCI impact5 of (267 bps) AOCI impact5 of (271 bps) AOCI impact of ($2.4B) Basel III Endgame Capital Considerations We are not subject to these proposed rules with ~$80B in assets as of 9/30/24. If subject to proposed Basel III Endgame capital requirements relating to AOCI opt-out changes, our estimated CET1 would exceed regulatory minimums & conservation buffer as of 9/30/243. 8.08% Estimated CET1 with AOCI opt-out 9.12% Expect unrealized loss to decline 19% by 1Q26 14©2024, Comerica Inc. All rights reserved. Direct Express Transition status: No update on transition since 2Q24 earnings release • Summary: Comerica Bank is the exclusive issuer of the Direct Express debit card for approximately 4.5 million federal benefit recipients as of June 30, 2024. • Driving Financial Inclusion: Helping the U.S. Department of the Treasury, Bureau of the Fiscal Service (U.S. Treasury) provide recipients ready, safe access to their government benefits was the founding mission of the Direct Express Program. The prepaid card program is intended to deliver benefits more cost effectively & securely & to be an on-ramp to financial inclusion for millions of unbanked Americans, providing recipients the tools they need to participate fully in the economy. • Renewal History: In 2008, 2014 & again in 2020, Comerica Bank was selected by the U.S. Treasury as the Financial Agent for their Direct Express Debit MasterCard Program. Comerica Bank’s contract with the U.S. Treasury expires in early 2025. • Strong Customer Satisfaction: Since inception of the program, Comerica has achieved a 90% (or better) cardholder satisfaction rating. • Prioritizing Security: Since 2013, the U.S. Treasury has required all federal benefit recipients (with a few grandfathered exceptions) to receive their monthly benefits electronically, either by direct deposit or through the Direct Express debit card. With 100% of cardholders using EMV chip & PIN, it can be considered one of the most secure prepaid cards in the industry. Program Overview Financial Metrics Program Status • Balances: ~$3.4B in 3Q24 average deposit balances (large fluctuations throughout the quarter due to timing cause ending balances to vary). • Intra-month Patterns: Comerica Bank receives most of the deposit balances on the 1st & 3rd days of each month (subject to change based on weekends or holidays). • Peaks & Troughs: In September 2024, highest balance was $4.8B & lowest balance was $2.9B. • Income Statement: • $137MM FY23 & $30MM 3Q24 noninterest income (card fees) • $138MM FY23 & $29MM 3Q24 direct expenses primarily in outside processing fees, but also includes professional fees, operational losses, staff expenses & other fees • Re-Bid: We received a preliminary notification that Comerica Bank has not been selected to continue serving as the Financial Agent to support the program following contract expiration. • Transition Plan: If the preliminary non-selection of Comerica Bank remains the final disposition, we expect the formal transition plan for managing accounts & deposits to be agreed upon once contract negotiations are finalized with the new provider. We do not currently expect this transition to impact 2024 deposits, noninterest income or noninterest expenses. • Next Steps: We intend to continue to support our customers through the transition & prioritize efforts to drive deposits. 4.8 Stars1 1Apple App Store as of 10/8/24

FY24 vs FY23 Average loans -5% full year average, impacted by 2023 rationalization efforts & muted YTD loan demand Average deposits -3% to -4% full year average; lower brokered time deposits & cyclical noninterest-bearing deposit pressure more than offsetting growth in customer interest-bearing deposits Net interest income1 -13% to -14%, cyclical noninterest-bearing deposit pressures, lower average loans & higher YOY deposit betas Credit quality Continued credit normalization, expect NCOs to remain below our 20 to 40 bps range Noninterest income Flat, driven by notable items, assumes deferred comp2 & CVA do not repeat after 3Q24; -2% to -3%, adjusting for BSBY & Ameriprise transition Noninterest expenses -2% to -3%, driven by notable items, assumes deferred comp2 does not repeat & lower pension ($19MM year over year benefit); +4% adjusting for FDIC special assessment, Ameriprise transition, expense re-calibration & modernization Tax FY tax rate ~23%, excluding discrete items Capital Expect to maintain capital well above our CET1 target of 10% through year-end 2024 Management Outlook Assumes no change in current economic environment ©2024, Comerica Inc. All rights reserved. 15 4Q24 vs. 3Q24 Average loans +1%, broad-based momentum offsetting rate related pressure in Commercial Real Estate Average deposits -2%, decline in brokered time deposits & relatively flat average customer deposits Net interest income1 +6%, reflects benefit of BSBY impact, swaps & securities attrition & flat average customer deposit trends +1% to +2%, adjusting for BSBY impact Noninterest income3 -1% to -2%, lower risk management hedging income, assumes deferred comp & CVA do not repeat after 3Q24 Noninterest expense4 +3%, impact of favorable FDIC accrual in 3Q, other expenses & reinvestment of savings into headcount +4%, adjusting for FDIC special assessment, expense re-calibration & modernization 9/30/24 Outlook as of 10/18/24 & guidance compares to reported GAAP 2023 or reported GAAP 3Q24 values as applicable unless noted as adjusted 1Utilizing 9/30/24 forward curve 2Deferred comp FY23 $13MM 3Assumes 3Q24 deferred comp of $4MM does not repeat 4Assumes 3Q24 deferred comp of $6MM does not repeat ©2024, Comerica Inc. All rights reserved. Positioned for the Future Strong foundation & strategy create opportunity for enhanced returns over time • Proven credit results Outperformance through cycles Peer leading 2Q24 charge-off performance1 & strong 3Q results Metrics below historical averages • Solid capital position 11.97% CET11, well above target Adjusting for AOCI opt out, 3Q24 CET1 exceeded regulatory minimums & buffers • Abundant liquidity Normalized cash position Reduced wholesale funding significantly Preserved substantial capacity • Attractive deposit franchise Peer leading NIB mix2 Compelling Treasury Management cross- sell Leveraging strong foundation • Targeted market, MSA focused strategy In 14 of the 15 largest3 & 8 of the 10 fastest growing markets4 Investments in TX & the southeast align with market growth trends • Diversified business Leading bank for business with strong retail & wealth management capabilities Selective business mix with specialized verticals where we demonstrate differentiated value proposition Enhances opportunity for consistent & strong returns • Tenured colleagues Experienced colleagues deliver value-add, industry expertise Business leaders average >24 yrs, RMs 11 yrs, GMs 19 yrs5 Reinforces consistency for our customers & high level of customer service Executing on differentiated strategy • Favorable earnings trajectory Structural projected benefit to NII from maturing swaps & repayment of securities6 • Select strategic investments Focus on noninterest income to drive capital efficient revenue (Payments, Capital Markets & Wealth Management) Targeted market expansion to enhance growth Granular Small Business deposit strategy Continued focus on enhanced risk framework • Balance sheet expansion Strong pipeline & initial signs of increased customer optimism following first rate cut Focus on responsible, balanced growth Driving responsible growth 13Q24 estimated 2Source for peer data: S&P Global Market Intelligence & company press releases 3U.S. Census Bureau; by population 2023. Includes all locations with employees & offices 42023 vs 2022 by number of people 5As of 10/18/24 6Outlook as of 10/18/24 16

APPENDIX What Our Customers Say… “Working with Comerica has consistently been a fantastic experience for our small business.” – Small Business Customer “Comerica has created a lot of flexibility in our operating model so that we could make decisions to further our growth.” – TLS Customer “It was practically fireworks going off because it was exactly what we needed.” – New Payments Product User “I was pleasantly surprised by how seamless the process was! Comerica's offerings have exceeded my expectations.” – Retail Customer ©2024, Comerica Inc. All rights reserved. The Right Balance Positioned to effectively meet the unique needs of our target customers Experienced & tenured team delivering consistency to our relationships across markets & businesses Tailored solutions & customized product offerings to meet our customers needs Localized advice for our customers Industry expertise adding unique value to customers across core businesses & specialized verticals Comprehensive suite of products & services including credit capacity, treasury management, & capital market solutions Community engagement recognizing we all play a role in advancing the markets & communities we serve Large B ank C apabilitiesSm al l B an k Se rv ic e 18

Commercial Bank 85% 10% 5% Commercial Bank Wealth Management Retail Bank 50% 6% 38% 6% Commercial Bank Wealth Management Retail Bank Other ©2024, Comerica Inc. All rights reserved. Diversified Businesses Unique & complementary model Loans1 Deposits1 1See Quarterly Average Loans & Quarterly Average Deposits slides for more details, respectively 19 Wealth Management Deliver a first-class commercial solution as a “Leading Bank for Business” including a robust digital suite Grow Middle Market, Business Banking & Specialty Businesses in which we have expertise Generate capital- efficient fee income Focus on organic & other strategic growth opportunities Deliver a high level of service to customers across all touchpoints Provide important funding source for the Corporation in terms of size, granularity & deposit diversification Retail Bank Cohesive relationship strategy across our divisions unlocks the value of our franchise Primary Markets Other Markets Office Locations Diversified Geographic Footprint Texas • Established: 1988 • #2 largest state GDP • Business friendly environment • Dallas-Fort Worth, Houston, Austin, San Antonio California • Established: 1991 • #1 largest state GDP • Deep industry expertise • L.A., San Diego, San Jose, San Francisco Michigan • Established: 1849 • #14 largest state GDP • Large retail deposit base • Detroit, Ann Arbor, Grand Rapids, Lansing Offices Across U.S. Southeast • Strong population growth & manufacturing base • 3 commercial offices in Raleigh, Winston-Salem & Charlotte • New offices in SC & GA • Serving customers in FL, GA, NC, TN, SC & VA Mountain West • Fast growing economy, attractive climate • 1 office in Denver • Serving customers in AZ & CO International Presence • Our North America platform enables us to fulfill the U.S., Mexican & Canadian dollar-based needs of our customers 20©2024, Comerica Inc. All rights reserved. Large, higher growth urban markets Highly integrated, cost-effective platformPredominance of middle market companies & wealth management opportunities 35% 26% 14% 25% MI CA TX Other Markets / Finance 22% 36% 25% 17% MI CA TX Other Markets Loans1 Deposits1 1See Quarterly Average Loans & Quarterly Average Deposits slides for more details, respectively

21©2024, Comerica Inc. All rights reserved. BSBY Cessation Impacts Actual Projected2 4Q23 1Q24 2Q24 3Q24 4Q24 FY24 FY25 FY26 FY27 FY28 Total Net Interest Income Impact $2.8MM $2.8MM ($3.1MM) ($9.0MM) $16.2MM $6.9MM $83.5MM $26.5MM $8.4MM $2.0MM $130.1MM Gain / (Loss) in Other Noninterest Income ($91.3MM) ($38.8MM) - - - ($38.8MM) - - - - ($130.1MM) Pre-Tax Income Impact ($88.5MM) ($36.0MM) ($3.1MM) ($9.0MM) $16.2MM ($31.9MM) $83.5MM $26.5MM $8.4MM $2.0MM $0.0MM • Accounting Impact: Temporary loss of hedge accounting due to pending cessation of BSBY caused the recognition of unrealized losses in 4Q23 & 1Q24 & impacts net interest income. AOCI losses recognized in earnings over 12 months but accreted back to income over original life of swap. • Financial Impact: • No economic impact as these losses are re-couped over time; ~90% of impact expected to accrete back by YE2026 • Pre-tax gains or losses related to this accounting treatment impact CET1, but not Tangible Common Equity • Normal pay / receive cash flows remain uninterrupted • Net-tax impact reflects adjustments to AOCI balance over the life of the re-designated swaps1 1Cessation impacts not expected to change & are not sensitive to market rates. 2Projected non-cash net impact of amortization & accretion; included in Outlook unless otherwise indicated in an adjustment. Majority of losses expected to accrete back in 2025 & 2026 22©2024, Comerica Inc. All rights reserved. Net Interest Income Expected Securities Repayments & Maturities2 ($ in millions) 566 598 465 493 603 475 2271.62% 1.51% 1.33% 1.36% 1.52% 1.33% 0.00% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Contractual Swap Notionals as of 9/30/241 ($ in billions; average; weighted average yield) Swap & securities attrition expected to create tailwind into 2025 Project 13 bps point to point higher yield & $1.6B lower notional from 3Q24 to 1Q26; lessens pressure on NII Deployment of liquidity from repayment of lower yielding securities expected to benefit NII, only partially offset by reinvestment 9/30/24 1Received fix/pay floating swaps; maturities extend through 3Q30; Table assumes no future terminations 2Outlook as of 10/18/24 23.5 23.6 23.4 23.3 22.9 22.4 21.9 2.51% 2.54% 2.55% 2.55% 2.57% 2.61% 2.64% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26

©2024, Comerica Inc. All rights reserved. Liquidity Abundant liquidity & funding capacity enhances flexibility 9/30/24 1Securities at the FHLB are incremental to Unencumbered Securities at Market Value 2Total Liquidity Capacity amounts may not foot due to rounding 23 • Repaid $0.9B of wholesale funding (average): • $0.5B in maturing FHLB advances • $0.3B in brokered time deposits • Scheduled FHLB maturities of $1B annually from 2025-2028 • Scheduled brokered time deposits maturities of $1B in 4Q24 & $1B in 2025 Source (9/30/24) $ in billions Amount or Total Capacity Remaining Capacity Cash 5.4 5.4 FHLB (securities1 & loan collateral) 17.3 13.3 Unencumbered Securities at Market Value 8.6 8.6 Discount Window (loan collateral) 16.8 16.8 Total Liquidity Capacity2 $44.1 billion Total Liquidity Capacity (ex. Discount Window)2 $27.3 billion Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 80% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 1Q 24 2Q 24 3Q 24 Loan to Deposit Ratio Below Historical Average (period-end) 350 400 550 1,000 500 4Q24 2025 2026 2027 2028 2029 2030 2033 = Total Fixed Rate (56%) Business Line 3Q24 2Q24 3Q23 Middle Market General $11.5 $11.6 $12.5 Energy 1.4 1.4 1.5 National Dealer Services 5.5 5.7 5.8 Entertainment 1.1 1.1 1.1 Tech. & Life Sciences 0.7 0.7 0.8 Equity Fund Services 1.7 1.7 2.8 Environmental Services 2.6 2.5 2.4 Total Middle Market $24.5 $24.7 $26.9 Corporate Banking US Banking 3.8 4.0 4.6 International 1.5 1.5 1.6 Commercial Real Estate 10.5 10.3 9.4 Mortgage Banker Finance -- -- 0.9 Business Banking 3.1 3.2 3.1 Commercial Bank $43.4 $43.7 $46.5 Retail Bank $2.4 $2.3 $2.3 Wealth Management $5.1 $5.1 $5.2 TOTAL $50.9 $51.1 $54.0 Quarterly Average Loans $ in billions Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets 2Fixed rate loans include $23.4B receive fixed/pay floating (30-day) SOFR, BSBY & Prime interest rate swaps; Forward dated hedges are excluded 3Includes ~3.4% of Daily SOFR 4Over 70% of the underlying loan indices <30 day floating rate By Market 3Q24 2Q24 3Q23 Michigan $11.3 $11.5 $12.4 California 18.1 18.2 18.6 Texas 12.8 12.8 12.6 Other Markets1 8.7 8.6 10.4 TOTAL $50.9 $51.1 $54.0 ©2024, Comerica Inc. All rights reserved. 24 Fixed Rate 10% Synthetically fixed from swaps 46% -Day Rate 35% 90-Day+ Rate 6% Prime-based 3% 2 Loan Portfolio (3Q24 Period-end) 3 $50.5B 4

Quarterly Average Deposits $ in billions Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Finance/Other includes items not directly associated with the geographic markets or the three major business segments 2Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets Business Line 3Q24 2Q24 3Q23 Middle Market General $16.9 $16.7 $16.6 Energy 0.4 0.3 0.3 National Dealer Services 0.9 0.9 1.0 Entertainment 0.4 0.4 0.3 Tech. & Life Sciences 3.0 2.9 3.3 Equity Fund Services 1.1 0.8 0.9 Environmental Services 0.4 0.3 0.4 Total Middle Market $23.1 $22.3 $22.8 Corporate Banking US Banking 2.2 2.0 2.0 International 1.9 1.9 1.8 Commercial Real Estate 1.6 1.5 1.4 Mortgage Banker Finance -- -- 0.3 Business Banking 3.6 3.5 3.6 Commercial Bank $32.4 $31.2 $31.9 Retail Bank $24.2 $24.6 $24.0 Wealth Management $3.8 $4.0 $3.9 Finance / Other1 $3.5 $3.3 $6.1 TOTAL $63.9 $63.1 $65.9 By Market 3Q24 2Q24 3Q23 Michigan $22.6 $22.5 $22.5 California 16.4 16.4 16.3 Texas 9.2 9.2 9.2 Other Markets2 12.1 11.6 11.9 Finance / Other1 3.6 3.4 6.0 TOTAL $63.9 $63.1 $65.9 ©2024, Comerica Inc. All rights reserved. 25 Commercial Noninterest- bearing 27% Commercial Interest- bearing 34% Retail Interest- bearing 28% Retail Noninterest- bearing 11% Strong Deposit Mix: 38% Noninterest-bearing (3Q24 Average) Total $63.9B Commercial Bank 50%Retail Bank 38% Wealth Management 6% Other 6% Diversified Deposit Base (3Q24 average) 1Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation 29/30/24 is estimated 3As of 9/30/24 4Includes consumer & small business ©2024, Comerica Inc. All rights reserved. Attractive Deposit Profile Targeted focus on relationship deposits Stronger Profile than Pre-Pandemic ($ in billions) YE 2019 YE 2022 9/30/2024 Loan-to-Deposit Ratio 88% 75% 80% Total Deposits (Period-end) $57.3 $71.4 $63.1 % Uninsured Deposits Per Call Report Adjusted for Affiliate Deposits1 60% 54% 64% 57% 51%2 45%2 Stable & Tenured Core Deposit Base3 Diversified Across Markets & Businesses • Highest concentrations in Retail Consumer (29%), Middle Market Lending (13%) & Small Business Banking (9%), inherently diversified business lines • Geographically dispersed Holistic, Connected Relationships • ~91% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; ~91% have ECA • Average Middle Market relationship has 8 Treasury Management products • ~89% Retail customers have checking account4 Tenured • Average Middle Market relationship >15 years • Average Retail relationship ~16 years4 Active Operating Accounts • Average Middle Market relationship deposit balances of ~$4MM (includes ~$2MM in noninterest-bearing) • Average Retail customer checking account balance of ~$28K4 26

Shared National Credit (SNC) Relationships Credit quality of our SNC relationships better than portfolio average • SNC loans decreased $387MM compared to 2Q24 • SNC relationships included in business line balances; we do not have a dedicated SNC line of business • Approximately 700 borrowers • Comerica is agent for 26% of loans • Strategy: Pursue full relationships with ancillary business • Adhere to same credit underwriting standards as rest of loan book • Only ~3% of SNCs were criticized • 12% of SNCs were leveraged Period-end Loans ($ in billions) Commercial Real Estate $1.0 9% Corporate Banking $2.7 24% Equity Fund Services $0.7 6%Tech. & Life Sciences $0.1 1% General Middle Market $2.8 24% National Dealer Services $1.0 9% Energy $1.3 11% Entertainment $0.6 5% Environmental Services $1.3 11% = Total Middle Market (67%) Total $11.5B 27©2024, Comerica Inc. All rights reserved. 9/30/24 SNCs are facilities greater than $100 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level Average Retail Bank Customer tenure in Years 16 Investing for Growth with 3 Key Initiatives Elevating Small Business Strategic investment in sales coverage, marketing & essential technology to enable growth. Enabling Performance Reimagined roles, expectations & behaviors drive consistency in customer engagement & experience. Modernizing for Growth Harness digital investments to transform experience, drive growth & expand into new markets. 110 6 $1.4B1 Dollars in Small Business Lending commitments in communities across the Comerica footprint Small Business Bankers, serving communities within the Comerica Bank footprint 6x2 Year-over-Year increase of customer Financial Wellness ©2024, Comerica Inc. All rights reserved. 28 The Retail Bank: More than a Leading Bank for Business Banking Personal & Small Business customers in growth markets across the US 9/30/24 12023 Annual Community Support 212/31/23 compared to 12/31/22 Aspirational Target for Small Business: Top 10 market share in all major markets Aspirational Target for Personal Banking: Scored Loans & LOCs, 2 Maximize Treasury Bundles, Zelle, Comerica SizeUp Small Businesses People New Products Community Support 38% at 9/30/24 ~$28K Avg. Customer Deposits 82% Personal Customers ~380 Banking Centers 28 Districts 5 Regions Alternative Channels: •Contact Center •ATM •Online & Mobile

©2024, Comerica Inc. All rights reserved. Wealth Management Leading the way to your business & personal success Fiduciary Services • Pioneer & industry leader in third party fiduciary services space • Deep subject matter expertise in Specialty Wealth Services that exceed the capabilities offered by industry competitors • Charitable, Estate Settlement, Special Needs Trust Administration • Trust Real Estate & Specialty Assets • Institutional Trust capabilities to support businesses & business owners • >$170B in AUA • 5-year revenue CAGR of 7% in our third- party fiduciary business • 33 offices around the country Private Wealth Management • Differentiated & integrated wealth planning & business transition capabilities • Unique custom credit, mortgage & banking capabilities • Advice-driven tailored investment management & specialty fiduciary solutions • >$12B in AUA • 40% penetration into our Middle Market channel • Key source of referrals for our M&A advisory team Comerica Financial Advisors • Leveraging power of partnership for differentiated client & advisor experience • Best in class platform & capabilities • Advice-driven approach to holistically serve business owners through collaboration & expertise • Uniquely positioned for growth • Building towards full coverage of our banking centers • Hub-based HNW Financial Advisors partnered with Private Wealth • >$27B in client assets: ~$18B assets on AMP platform; ~$10B in bank money market platform • Opportunity to double number of Financial Advisors over next 5 years 29 Total Wealth Management represents ~27% of Comerica’s Noninterest Income & has >$210B Assets Under Administration (AUA). Supported by 3 core businesses: 9/30/24 Key Statistics: Total CMA Office Exposure • Not primary strategy: Total CMA office loans of $736MM, or <1% of total loans; outstandings within CRE LOB of $444MM, or <1% of total CMA loans • Selective geography: Urban in-fill & suburban strategy • Majority recourse: Strong sponsors critical to underwriting • Monitoring credit: Criticized loans totaling ~$148MM (or ~20% of total office portfolio) Multifamily, 50% Industrial, 28% Self-Storage, 5% Retail, 5% Office, 4% Single Family / Land Development, 3% Land Carry, 2% Multi use, 2% Other, 1% Commercial Real Estate Business Line Growth driven by multifamily & industrial projects; excellent credit quality 9/30/24 1Excludes CRE business line loans not secured by real estate 2Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Primarily Lower Risk Multifamily & Industrial1 (3Q24 period-end) Total $9.8B Strong Credit Profile Driven by: • Long history of working with well-established, proven developers • Experienced relationship team; average tenure: • CRE line of business leadership: ~28 years • Relationship managers: ~19 years • CRE credit approval team: ~25 years • Significant up-front equity required (typically averaging 35-40%, often from institutional investors) • ~70% has recourse • Majority of commitments originate as construction • Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (32% CA, 27% TX, 11% Southeast, 12% Southwest) • Modest credit migration driven by elevated rate environment, but remained very manageable • <50% of the portfolio maturing by the end of 2025 • 5th consecutive quarter of lower commitments ©2024, Comerica Inc. All rights reserved. 30 Excellent Credit Quality in Commercial Real Estate Business No significant net charge-offs since 2014 ($ in millions) 3Q23 4Q23 1Q24 2Q24 3Q24 NAL 0.0 18 18 18 18 Criticized2 458 481 443 448 476 % Criticized 4.8% 4.8% 4.3% 4.3% 4.5% NCO (Recoveries) (0.70) (0.38) (0.01) (0.26) (1.48)

31©2024, Comerica Inc. All rights reserved. Total Office Portfolio Not a primary strategy Geographic Diversification By State $ millions 9/30/24 6/30/24 California $289.3 $301.1 Texas 227.3 228.4 Michigan 61.1 61.4 Washington 40.1 39.7 Arizona 36.2 34.4 Nevada 11.9 11.9 Georgia 4.7 4.7 Illinois 4.4 4.4 Florida 1.5 1.5 Subtotal 676.5 687.5 Other1 59.1 58.7 Total Loans $735.6 $746.2 Key Office Portfolio Metrics $ millions 9/30/24 6/30/24 Total Loans $735.6 $746.2 Avg Loan Outstanding $5.0 $5.0 Net Charge Offs 0.0% 0.5% Delinquencies2 0.7% 2.1% Non-Performing Loans 3.3% 3.0% Criticized Loans 20.1% 17.7% 9/30/24 1Other includes 3 loans to funds secured by multiple properties 2Loans 30 days or more past due 32©2024, Comerica Inc. All rights reserved. Multi-family Portfolio Key Multi-family Portfolio Metrics $ millions 9/30/24 6/30/24 Total Loans $5,172.7 $4,981.3 Avg Loan Outstanding $17.1 $16.7 Net Charge Offs 0.0% 0.0% Delinquencies2 0.5% 0.0% Non-Performing Loans 0.0% 0.0% Criticized Loans 4.8% 5.0% 9/30/24 1Other includes various other states 2Loans 30 days or more past due 46% 27% 10% 7% 10% California LA County Bay Area Orange County Sacramento County Other 43% 33% 15% 9% Texas DFW Austin Houston San Antonio Geographic Diversification By State $ millions 9/30/24 6/30/24 California $1,667.4 $1,649.2 Texas 1,499.1 1,397.5 Florida 412.9 372.6 Washington 241.2 226.8 Arizona 238.5 240.7 North Carolina 193.5 194.8 Colorado 168.3 146.4 Oregon 158.0 147.8 Michigan 103.7 148.9 Subtotal 4,682.6 4,524.7 Other1 490.1 456.6 Total Loans $5,172.7 $4,981.3

Energy Primarily E&P exposure 9/30/24 1Includes Services of 3Q23 $27MM; 4Q23 $11MM; 1Q24 $10MM; 2Q24 $8MM; 3Q24 $6MM Period-end Loans ($ in millions) 1,127 1,070 1,048 1,109 1,084 310 312 310 300 228 1,437 1,382 1,358 1,409 1,312 3Q23 4Q23 1Q24 2Q24 3Q24 Midstream Exploration & Production1 ©2024, Comerica Inc. All rights reserved. 33 • Exposure $3.3B / 39% utilization • Hedged 50% or more of production: • At least one year: 76% of customers • At least two years: 47% of customers • Focus on larger, sophisticated E&P & Midstream companies • E&P: • 57% Oil-focused • 23% Natural Gas focused • 20% Oil/Gas balanced • Excellent credit quality • <1% Criticized loans • $0.4MM Net recoveries Toyota/Lexus 12% Honda/Acura 13% Ford 6% GM 7% Jaguar/Land Rover 7% Stellantis 7% Mercedes 4% Nissan/ Infiniti 3% Other European 12% Other Asian 10% Other 19% National Dealer Services 75+ years of floor plan lending 9/30/24 1Other includes obligations where a primary franchise is indeterminable (Multi franchise, rental car & leasing companies, heavy truck, recreational vehicles, & non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) • Top tier strategy • National in scope • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained below historical averages 1.9 2.2 2.0 1.2 0.6 0.6 0.6 0.8 1.0 1.2 1.4 1.7 1.7 2.1 2.0 2.2 2.2 5.3 5.5 5.3 4.4 3.8 3.9 4.1 4.5 4.8 5.1 5.4 5.8 5.8 6.0 5.7 5.7 5.5 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 Floor Plan Average Loans ($ in billions) Total $5.4B 1 ©2024, Comerica Inc. All rights reserved. 34

3,281 3,312 3,070 2,933 2,994 0 500 1,000 1,500 2,000 2,500 3,000 3,500 3Q23 4Q23 1Q24 2Q24 3Q24 832 791 713 724 705 3Q23 4Q23 1Q24 2Q24 3Q24 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 9/30/24 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 10 offices throughout US & Canada Strong Loan to Deposit Ratio Relative to Other Business Lines (Average Deposits; $ in millions) Growth 66% Early Stage 11% Late Stage 23% Customer Segment Overview (approximate; 3Q24 period-end loans) Total $683MM ©2024, Comerica Inc. All rights reserved. 35 2,815 2,453 1,981 1,690 1,709 3Q23 4Q23 1Q24 2Q24 3Q24 Equity Fund Services Strong relationships with top-tier Private Equity firms 9/30/24 • Customized solutions for Private Equity & Venture Capital firms • Credit Facilities (Funds, General Partners, Management Companies) • Treasury Management • Capital Markets, including Syndication • Customers in the US & Canada • Well-diversified across funds with various industry strategies • Drives connectivity with other teams • Middle Market • Commercial Real Estate • Environmental Services • Energy • Technology & Life Sciences • Private Banking • Strong credit profile • No charge-offs • No criticized loans ©2024, Comerica Inc. All rights reserved. 36 Loans (Average; $ in millions)

Environmental Services Department Experienced team; specialized industry, committed to growth 9/30/24 1As of 10/3/24 • 15+ year experienced team with 20+ year management tenure • Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions • Focus on middle market-sized companies with full banking relationships • Historically strong credit quality Waste Management & Recycling • Insight & expertise with: • Transfer stations, disposal & recycling facilities • Commercial & residential waste collection • Financing for M&A & growth capital Renewable Energy Solutions • Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade • Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage • Over 75% of the commitments are solar1 1,916 1,830 1,826 1,814 1,811 467 535 550 638 776 2,383 2,365 2,376 2,452 2,587 3Q23 4Q23 1Q24 2Q24 3Q24 Renewable EnergySolutions Waste Management & Recycling Average Loans ($ in millions) ©2024, Comerica Inc. All rights reserved. 37 ©2024, Comerica Inc. All rights reserved. Comerica’s Core Values Trust OwnAct To raise expectations of what a bank can be for our colleagues, customers & communities 38

39©2024, Comerica Inc. All rights reserved. Descriptions of Notable Items Subject Description Impact of BSBY cessation announcement • On November 15, 2023, Bloomberg Index Services Limited (“BISL”) officially announced the future permanent cessation of Bloomberg Short-Term Bank Yield Index (“BSBY”) on November 15, 2024. • This announcement resulted in a temporary loss of hedge accounting for a portion of cash flow hedges, driving recognition of unrealized losses related to applicable swaps previously in AOCI in 4Q23 & 1Q24 & an impact to net interest income expected quarterly from 4Q23 through 2028. FDIC special assessment • CMA recorded an accrual adjustment related to the FDIC’s Deposit Insurance Fund (DIF) special assessment in 3Q24 & an expense in 4Q23, 1Q24 & 2Q24. Modernization & expense recalibration initiatives • Actions taken to transform the retail banking delivery model, align corporate facilities, optimize technology platforms, enhance earnings power & create capacity for strategic & risk management investments resulted in severance charges. Reconciliations ©2024, Comerica Inc. All rights reserved. 40 (period-end, millions, except per share data) 3Q24 2Q24 1Q24 4Q23 3Q23 Tangible Common Equity Total shareholders’ equity $7,366 $6,161 $6,050 $6,406 $4,972 Less fixed-rate non-cumulative perpetual preferred stock $394 $394 $394 $394 $394 Common shareholders’ equity $6,972 $5,767 $5,656 $6,012 $4,578 Less goodwill $635 $635 $635 $635 $635 Less other intangible assets $6 $7 $8 $8 $8 Tangible common equity $6,331 $5,125 $5,013 $5,369 $3,935 Total assets $79,663 $79,597 $79,444 $85,834 $85,706 Less goodwill $635 $635 $635 $635 $635 Less other intangible assets $6 $7 $8 $8 $8 Tangible assets $79,022 $78,955 $78,801 $85,191 $85,063 Common equity ratio 8.75% 7.24% 7.12% 7.00% 5.34% Tangible common equity ratio 8.01% 6.49% 6.36% 6.30% 4.62% Tangible Common Equity Tangible common equity is used by Comerica to measure the quality of capital & the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital & total assets. Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators & analysts to evaluate the adequacy of common equity & our performance trends. (period-end, millions, except per share data) 3Q24 2Q24 Tangible Common Equity per Share of Common Stock (Tangible Book Value per Share of Common Stock) Common shareholders’ equity $6,972 $5,767 Tangible common equity $6,331 $5,125 Shares of common stock outstanding $133 $133 Common shareholders' equity per share of common stock $52.52 $43.49 Tangible common equity per share of common stock $47.69 $38.65

©2024, Comerica Inc. All rights reserved. Uninsured Deposits Comerica believes that the presentation of uninsured deposits adjusted for the impact of affiliate deposits provides enhanced clarity of uninsured deposits at risk. Total uninsured deposits as calculated per regulatory guidance & reported on schedule RC-O of Comerica Bank’s Call Report include affiliate deposits, which by definition have a different risk profile than other uninsured deposits. The amounts presented below remove affiliate deposits from the total uninsured deposits number. Reconciliations Continued Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators & analysts to evaluate the adequacy of common equity & our performance trends. 1Diluted earnings per common share (period-end; millions) 3Q24 2Q24 1Q24 3Q23 (A) Total uninsured deposits, as calculated per regulatory guidelines $31,926 $29,509 $30,481 $31,476 (B) Affiliate deposits $3,839 $3,882 $3,966 $4,088 (A-B) Total uninsured deposits, excluding affiliate $28,087 $25,627 $26,515 $27,388 41 Adjusted Earnings Per Share1 Comerica believes that the presentation of adjusted earnings per share provides a greater understanding of ongoing operations & financial results by removing the impact of notable items. Notable items are meaningful because they provide greater detail of how certain events or initiatives affect Comerica’s results for a more informed understanding of those results. (per share) 3Q24 2Q24 3Q23 Earnings per common share 1.33 1.49 1.84 Net BSBY cessation hedging losses 0.05 0.01 -- FDIC special assessment -0.02 0.02 -- Modernization & expense recalibration initiatives 0.01 0.01 (0.08) Adjusted earnings per common share 1.37 1.53 1.76 Holding Company Debt Rating As of 10/11/24 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A- - M&T Bank Baa1 BBB+ A BOK Financial Baa1 BBB+ A Fifth Third Baa1 BBB+ A- Huntington Baa1 BBB+ A- Regions Financial Baa1 BBB+ A- Citizens Financial Group Baa1 BBB+ BBB+ Comerica Baa1 BBB A- KeyCorp Baa2 BBB BBB+ Webster Financial Baa2 BBB - First Horizon National Corp Baa3 - BBB+ Western Alliance Ba1 - BBB- Synovus Financial - BBB- BBB ©2024, Comerica Inc. All rights reserved. 42

Bank Debt Rating As of 10/11/24 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A - Fifth Third A3 A- A- Huntington A3 A- A- Citizens Financial Group A3 A- BBB+ M&T Bank Baa1 A- A BOK Financial Baa1 A- A Regions Financial Baa1 A- A- Comerica Baa1 BBB+ A- KeyCorp Baa1 BBB+ BBB+ Webster Bank Baa2 BBB+ - Western Alliance Baa2 - BBB- Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 - BBB+ Synovus Financial Baa3 BBB BBB ©2024, Comerica Inc. All rights reserved. 43 Thank You ©2024, Comerica Inc. All rights reserved.